                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934

                        Date of Report November 21, 2001

                         Sterling Financial Corporation
             (Exact name of registrant as specified in its charter)


        Pennsylvania                                     0-16276
       (State or other                         (Commission File Number)
        jurisdiction
      of incorporation)

                                   23-2449551
                       (IRS Employer Identification Number

               101 North Pointe Boulevard, Lancaster, Pennsylvania
                    (Address of principal executive offices)

                                   17601-4133
                                   (Zip Code)

              Registrant's Telephone number, including area code:
                                 (717) 581-6030

                                       N/A
         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.


                  On November 21, 2001, Sterling Financial Corporation issued a press release announcing the declaration of a cash dividend. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements and Exhibits.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibit:

                  99.1     Press Release of Sterling
                           Financial Corporation,
                           dated November 21, 2001.

Item 8.  Change in Fiscal Year.

         Not Applicable.

Item 9.  Regulation FD Disclosure.

         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        Sterling Financial Corporation
                        (Registrant)

                        By: /s/ Douglas P. Barton
                            ----------------------------------------------------
                            Douglas P. Barton
                            Vice President, Chief Accounting Officer


DATE     November 26, 2001
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                                  EXHIBIT INDEX

                                 Page Number in
                                 Manually Signed
                                    Original

Exhibit
 99.1       Press Release, of
            Sterling Financial
            Corporation dated
            November 21, 2001.